AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 1996



                                                      REGISTRATION NO. 333-13745

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                       UNITED DOMINION REALTY TRUST, INC.

             (Exact name of registrant as specified in its charter)

                            ------------------------

             VIRGINIA                             6513                     54-0857512

   (State or other jurisdiction       (Primary Standard Industrial      (I.R.S. Employer
of incorporation or organization)     Classification Code Number)     Identification No.)

                        10 SOUTH SIXTH STREET, SUITE 203

                         RICHMOND, VIRGINIA 23219-3802

                                 (804) 780-2691

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

                              KATHERYN E. SURFACE

                       VICE PRESIDENT AND GENERAL COUNSEL

                       UNITED DOMINION REALTY TRUST, INC.

                        10 SOUTH SIXTH STREET, SUITE 203

                         RICHMOND, VIRGINIA 23219-3802

                                 (804) 780-2691

      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

       JAMES W. FEATHERSTONE, III                    BRYAN L. GOOLSBY
            RANDALL S. PARKS                           GINA E. BETTS
           HUNTON & WILLIAMS           LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.
          951 EAST BYRD STREET                  2200 ROSS AVENUE, SUITE 900
     RICHMOND, VIRGINIA 23219-4074                  DALLAS, TEXAS 75201


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
                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS




ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT NO.                                                  DESCRIPTION
-----------   ----------------------------------------------------------------------------------------------------------
         2(a) Amended and Restated Agreement and Plan of Merger dated as of October 1, 1996, between United Dominion,
              Sub and South West (attached to the Joint Proxy Statement/Prospectus as Annex I)
         2(b) Agreement of Purchase and Sale dated July 1, 1996 (filed as Exhibit 2 to United Dominion's Current Report on Form 8-K dated August 15, 1996 (File No. 1-10524), and incorporated by reference herein)
         4(a) Restated Articles of Incorporation of United Dominion (filed as Exhibit 4(i)(c) to United Dominion's Form
              S-3 Registration Statement (Registration No. 33-64275) filed with the Commission on November 15, 1995, and incorporated by reference herein)
         4( )(i) Bylaws of United Dominion (filed as Exhibit 4(c) to United Dominion's Form S-3 Registration Statement
              (Registration No. 33-44743) filed with the Commission on December 31, 1991, and incorporated by reference herein)
         4(  (ii) Amendment to Bylaws of United Dominion (filed as Exhibit 3(b) (ii) to United Dominion's Annual Report on
              Form 10-K for the year ended December 31, 1995 (File No. 1-10524), and incorporated by reference herein)
         4(c) Specimen United Dominion Common Stock certificate (filed as Exhibit 4 (i) to United Dominion's Annual
              Report on Form 10-K for the year ended December 31, 1993 (File No. 1-10524), and incorporated by reference herein)
         4(d) Loan Agreement dated as of November 7, 1991, between United Dominion and Aid Association for Lutherans
              (filed as Exhibit 6(c)(1) to United Dominion's Form 8-A Registration Statement dated April 19, 1990 (File
              No. 1-10524), and incorporated by reference herein)
         4(e) Note Purchase Agreement dated as of January 15, 1993, between United Dominion and CIGNA Property and
              Casualty Insurance Company, Connecticut General Life Insurance Company, Connecticut General Life Insurance
              Company, on behalf of one or more separate accounts, Insurance Company of North America, Principal Mutual
              Life Insurance Company and Aid Association for Lutherans (filed as Exhibit 6(c)(5) to United Dominion's
              Form 8-A Registration Statement dated April 19, 1990 (File No. 1-10524), and incorporated by reference herein)
         4(f) Credit Agreement dated as of December 15, 1994, between United Dominion and First Union National Bank of
              Virginia (filed as Exhibit 6(c)(6) to United Dominion's Form 8-A Registration Statement dated April 19,
              1990 (File No. 1-10524), and incorporated by reference herein)
         5    Opinion of Hunton & Williams (previously filed)

         8    Opinion of Hunton & Williams (previously filed)
        23(a) Consent of Ernst & Young LLP (previously filed)
        23(b) Consent of Ernst & Young LLP (previously filed)
        23(c) Consent of L. P. Martin & Company, P.C. (previously filed)
        23(d) Consent of Dixon, Odom & Co., L.L.P. (previously filed)
        23(e) Consent of Hunton & Williams (included in Exhibits 5 and 8 hereto)
        23(f) Consent of Merrill Lynch & Co. (previously filed)
        23(g) Consent of Lehman Brothers Inc. (previously filed)


EXHIBIT NO.                                                  DESCRIPTION
-----------   ----------------------------------------------------------------------------------------------------------
        25    Powers of Attorney (included on signature page of the registration statement)
        99(a) Form of United Dominion proxy
        99(b) Form of South West proxy

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the sixth day of November, 1996.


                                         UNITED DOMINION REALTY TRUST, INC.

                                         By: /s/_________JOHN P. MCCANN_________
                                                      JOHN P. MCCANN
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on November 6, 1996.



                      SIGNATURE                                        TITLE & CAPACITY
------------------------------------------------------  ----------------------------------------------

                  /s/JOHN P. MCCANN                     President, Chief Executive Officer (Principal
                    JOHN P. MCCANN                        Executive Officer) and Director

                   /s/JAMES DOLPHIN                     Senior Vice President, Chief Financial
                    JAMES DOLPHIN                         Officer, (Principal Financial and Accounting
                                                          Officer) and Director

                  /s/JEFF C. BANE *                     Director
                     JEFF C. BANE

               /s/R. TOMS DALTON, JR. *                 Director
                 R. TOMS DALTON, JR.

                /s/BARRY M. KORNBLAU *                  Director
                  BARRY M. KORNBLAU

                 /s/JOHN C. LANFORD *                   Director
                   JOHN C. LANFORD

                /s/H. FRANKLIN MINOR *                  Director
                  H. FRANKLIN MINOR

                /s/LYNNE B. SAGALYN *                   Director
                   LYNNE B. SAGALYN

             /s/C. HARMON WILLIAMS, JR. *               Director
               C. HARMON WILLIAMS, JR.

                * By /s/ JAMES DOLPHIN
          JAMES DOLPHIN, AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                                                                                           SEQUENTIALLY
 EXHIBITS                                                                                 NUMBERED PAGES
-----------                                                                               --------------

         2(a) Amended and Restated Agreement and Plan of Merger dated as of October 1,
              1996, between United Dominion, Sub and South West

         2(b) Agreement of Purchase and Sale dated July 1, 1996

         4(a) Restated Articles of Incorporation of United Dominion

         4( )(i) Bylaws of United Dominion

         4(  (ii) Amendment to Bylaws of United Dominion

         4(c) Specimen United Dominion Common Stock certificate

         4(d) Loan Agreement dated as of November 7, 1991, between United Dominion and
              Aid Association for Lutherans

         4(e) Note Purchase Agreement dated as of January 15, 1993, between United
              Dominion and CIGNA Property and Casualty Insurance Company, Connecticut
              General Life Insurance Company, Connecticut General Life Insurance
              Company, on behalf of one or more separate accounts, Insurance Company of North America, Principal Mutual Life Insurance Company and Aid
              Association for Lutherans

         4(f) Credit Agreement dated as of December 15, 1994, between United Dominion and First Union National Bank of Virginia

         5    Opinion of Hunton & Williams

         8    Opinion of Hunton & Williams

        23(a) Consent of Ernst & Young LLP

        23(b) Consent of Ernst & Young LLP

        23(c) Consent of L. P. Martin & Company, P.C.

        23(d) Consent of Dixon, Odom & Co., L.L.P.

        23(e) Consent of Hunton & Williams

        23(f) Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated

        23(g) Consent of Lehman Brothers Inc.

        25    Powers of Attorney

        99(a) Form of United Dominion proxy

        99(b) Form of South West proxy